
sunworks
Take Your Power Back

Investor Presentation

March 2017

Nasdaq: SUNW

Safe Harbor Statement

This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding relating to our future business expectations and predictions and financial conditions and results of the operations. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. In some cases, you can identify forward-looking statements by terminology, such as "expects," "anticipates," "intends," "estimates," "plans," "believes," "seeks," "may," "should", "could" or the negative of such terms or other similar expressions. They include statements regarding the timing and expected benefits of our acquisitions and acquisitions strategy, and also include statements relating to or regarding: estimates and projections for our 2015 financial results; plans and strategies for growth; expectations for the market for solar energy; and other objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U.S. actions subsequently; and other factors detailed in reports filed by the Company. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. A full discussion of our operations and financial condition, including factors that may affect our business and future prospects is contained in documents we have filed with the SEC and will be contained in subsequent filings with the SEC. While we believe that our assumptions are reasonable, it is very difficult to predict the impact of known factors on, and it is impossible to anticipate all factors that could affect, our actual results. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Investor Highlights

Sunworks provides solar panel power systems for the agricultural, commercial and industrial markets as well as for residential customers

Strong Organic Growth	Agriculture, Commercial, Industrial (ACI) Focus
EBITDA and Free Cash Flow Visibility	
Customer referral rate >40% and growing	Residential Competitive Win Rate > 90%
Key Principles: Customer First, Best Industry Value and Delivery on Promises	

- One of the **fastest growing** solar system providers in the United States
- Strong foundation of agricultural, commercial and industrial (ACI) clients with growing sales momentum
- **Full Service Solar Integrator**
- Technology and manufacturer agnostic model provides **flexibility in designing customer solutions**
- Disciplined and selective approach to acquisitions in the **consolidating solar power industry**

Sunworks Strategy

Capitalize on growing opportunity in core agriculture, commercial and industrial (ACI) markets to drive accelerated growth

Leverage proprietary and established processes for quality and economical installations in residential markets to drive long-term profitability and cash flow

Strategically scale ACI and residential operations into new regions to expand addressable market

Selectively identify acquisition or partnership targets specifically to add new geography or proprietary capability

Solar Market Overview

Extension of the solar Investment Tax Credit (ITC) is expected to foster ~$40B in incremental investment in solar between 2016 and 2020


Q2 2016 Solar PV Forecast
Yearly Installed Solar Capacity (MW)
25,000
20,000
15,000
10,000
5,000
0
2016 projects spill into 2017/18,
new projects announced for 2017
Q4 2015 Utility 16/17 forecast: 17.1 GW
Q2 2016 Utility 16/17 forecast: 18.6 GW
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
2020E
2021E
Residential (PV)
Non-residential (PV)
Utility (PV)

Sources: GTM Research

Solar Market Overview

As the industry scales, equipment prices fall making solar more economical and attractive for the residential and commercial markets



$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
Blended Average Solar PV Price ($/watt)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Solar PV Installations (MWdc)
2009
2010
2011
2012
2013
2014
2015
Solar PV Installations
Solar PV Prices

Sources: SEIA and GTM Research, http://www.seia.org/research-resources/solar-industry-data

ACI Market Overview

Agricultural, Commercial and Industrial Sector Growth Forecast (MWdc)


Non-Residential PV Installations (MWdc)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
339
835
1,075
1,110
1,063
1,070
1,336
1,790
1,941
2,198
2,589
3,109
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
2020E
2021E

Source: GTM Research

sunworks

ACI Market Opportunity

Industry expert involvements creating partnerships with agricultural communities, commercial processors, distribution and industrial entities

Agricultural	Commercial	Industrial
		
Farming communities from small family-owned farm to large outlets	**Commercial processors, distribution and service sectors**	**Industrial sustainability with new construction and retrofit with LEED**
USDA, Farm Bureaus, agricultural associations and partnerships	Processing facilities in agricultural regions, cold storages, distributions	Large industrial outlets in transportation hubs, new business developments and utility expansion

sunworks

New Sub-Markets Developing

New added-value solar sub-markets arise regularly, maintaining growth that we believe will last for a decade or more


Annual PV Installations (MWdc)
900
800
700
600
500
400
300
200
100
0
45
147
51
193
127
427
202
810
Community Choice Aggregation
Community Solar
Solar Plus Storage
Corporate Offsite
2012
2013
2014
2015
2016

Residential Market Overview


Residential Sector Growth Forecast
(MWdc)
Residential PV Installations (MWdc)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
35
305
494
797
1,266
2,163
2,661
3,161
3,729
4,460
5,080
5,840
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E
2020E
2021E

Source: GTM Research

Residential Market Analysis

Growth in Residential Market is moving to the regionally oriented participants

Percentage Growth 2015 to 2016 in # of New Installations


%
60
50
40
30
20
10
0
35
43
39
10
53
29
Q1
Q2
Top Three Installers
All Other Installers
Overall Market

sunworks

Residential Market Opportunity

Residential solar will continue to grow but the buyers will be more discerning, focused on timely, quality and economical installation



Market Overview

- The most scarce resource in the residential solar market is **High Quality and Economical Installation**
- There are many third party sales companies in key markets throughout the US seeking reliable installation partners

Our Strategy

- Partner with reputable third party sales companies to provide operations services to their customers.
  - Provide sales tools and access to financing
  - Brand name quality
- Customer ownership, not Third Party Ownership (TPO)
- Continuous improvement of our processes to provide the best value in the residential business
- Expand judiciously
- **Operate residential business for profit and positive cash flow**

Customer Centric Operating Model

Over 80% of our customers say they would buy from us again

Enhances customer acquisition

Tech support, warranties, 24 hour on-site response time for service


Proprietary Scalable CRM system
After-sale customer support
Customer
Enterprise Resource Management
Financing Support

Facilitates more efficient integration of acquisitions

Flexibility in working with different financing methods

Marketing Strategy for Stable Growth

Partnership and referral based marketing focused on maintaining an outstanding record of quality and service

sunworks 25 YEARS WORRY-FREE WARRANTY

Expand

Commercial growth with in-depth market research, thorough understanding of IOUs and PUCs mandates via technical outlets. Installed by Sunworks initiative in residential expansion with PowerPay referral program.

Agriculture, Commercial & Industrial

Full circle of customers direct and referral: agriculture --> commercial processors --> cold storage and distribution --> industrial outlets --> retail establishments --> homeowners

Partnership Based Marketing

pma FRESH SUMMIT CONVENTION + EXPO; SEIA Solar Energy Industries Association; American Pistachio Growers; AFFI American Frozen Food Institute; Smart Electric Power Alliance MEMBER; california almonds Almond Board of California; National Congress of American Indians; California CCBA Craft Brewers Association; California Farm Bureau Federation

Solid Foundation, Strong Reputation and 25-year Warranty

Focus on key elements via "What Matters in Your Solar Installation" initiative: Quality, Warranty, Production, Wire Management, Qualifications, Design, Engineering backed by 25-year Warranty with warranty reserve

Source: All organization names are trademarks™ or registered® trademarks of their respective holders. Use of them does not imply any ownership or endorsement by them.

Financial Results

Strong revenue growth with increasing profitability and visibility

($ in millions)

Quarterly Revenue and Gross Margin


31.3%
27.0%
36.5%
29.9%
29.4%
27.0%
$11.0
$19.7
$17.3
$19.6
$31.5
$17.6
$18.5
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16 *

Annual Revenue and Gross Margin


26.6%
24.5%
31.7%
$8.6
$20.2
$53.7
$86.5
2013
2014
2015
2016*

* *Our expected 2016 financial results are based on management's views and expectations as of March 13, 2017, in conjunction with the company's preliminary fourth quarter 2016 earnings release. These expected results should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.*

Annual Revenue by Acquisition

Acquired divisions growing organically and leveraging synergies with Sunworks

($ in millions)


$67.6
$14.2
$7.9
$45.6
$36.0
$8.1
$7.2
$20.7
$12.1
$3.2
$8.6
$0.4
2013
2014
2015
SUN
MDE
Elite

sunworks

An Increasing Backlog of Business

Building a base for future growth with a book-to-bill ratio >1.0


($ in millions)
$14.7
$22.7
$29.5
$47.5
$39.8
$43.5
$42.7
$5.7
$11.0
$19.7
$17.3
$19.6
$31.5
$17.6
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Revenue
Backlog

Backlog refers to the accumulation of all signed contracts that have not yet been completed

A Solid Balance Sheet

A solid and improving balance sheet to support growth plans

($ in thousands)


Total Assets
$46,773
Total Liabilities
$22,193
Total Shareholders' Equity
$24,580

	09/30/16	12/31/2015
Cash	$6,661	$12,040
Total Assets	$46,773	$34,864
Total Debt	$1,974	$3,860
Total Liabilities	$22,193	$11,322
Total Shareholders' Equity	$24,580	$23,542
Current ratio	1.2:1	2.1:1
Working capital	$12,786	$11,674

Capital Structure

Well-capitalized with low level of debt... provides stability and additional capacity for growth

Book Value of Capital



93%
Book Value of Equity
$26.5M
Total Capital
7%
Total Debt

Executive Management Team

Deep executive management, M&A and solar operations experience



JAMES NELSON – *Sunworks* CEO

- 20+ years in Private Equity with consolidation experience (Peterson Partners, Millennial Capital Partners)
- Mgmt. Consulting (Bain & Co.)
- MBA, Brigham Young University



PAUL MCDONNEL– *Sunworks* CFO

- Served as CFO for 3 Large Companies
- Senior Executive experience with large companies (Vulcan Precision Linings, Franklin Covey Products, Quality Imaging Products, Trojan Enterprises)
- Experience negotiating acquisitions of competitors and integration
- MA, Brigham Young University



ABE EMARD – *Sunworks* COO

- Co-founder of SUNworks
- VP Business Development, Emard Electric
- C-10 Electrical License
- 20 years construction management
- Construction Mgmt studies, UC Davis

Contact Information

Sunworks, Inc.

www.sunworksusa.com

James Nelson, President & CEO

jnelson@sunworksusa.com

916.409.6900

Paul McDonnel, CFO

pmcdonnel@sunworksusa.com

916.409.6900

Hayden IR - Investor Relations

Rob Fink, Managing Director

rob@haydenir.com

646.415.8972